                             TERRACE HOLDINGS, INC.
                        2699 Stirling Road, Suite C-405
                         Fort Lauderdale, Florida 33312
                                 (954) 894-6000

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                            BE HELD ON JULY 8, 1997
               __________________________________________________

                                   10:00 a.m.
To Our Shareholders:

     The 1997 annual meeting of the shareholders of Terrace Holdings, Inc. will be held at ____________________________________________ on Tuesday, July 8,
1997, beginning at 10:00a.m., Eastern Daylight Savings Time, for the following purposes:

     1. To elect seven (7) directors to hold office during the year following the annual meeting or until their successors are elected and qualified (Item No. 1 on proxy card);

     2. To ratify the appointment of Moore Stephens, P.C. as independent auditors of the Company for the year ending December 31, 1997 (Item No. 2 on proxy card);

     3. To ratify the adoption of the 1997 Stock Option Plan of the Company (Item No. 3 on proxy card);

     4. To amend the Certificate of Incorporation to increase the Company's authorized shares of common stock to 25,000,000, par value $.001 per share, and to authorize the creation of 10,000,000 shares of preferred stock (Item No. 4 on proxy card);

     5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The close of business on May 15, 1997, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting or any postponement or adjournment thereof.

     BY ORDER OF THE BOARD OF DIRECTORS


May __, 1997                             /s/ Jonathan S. Lasko
                                         ---------------------------------
                                         Jonathan S. Lasko, Secretary

                             YOUR VOTE IS IMPORTANT

          It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope. Your proxy may be revoked by you at any time before it has been voted.

                            TERRACE HOLDINGS, INC.
                        2699 Stirling Road, Suite C-405
                        Fort Lauderdale, Florida 33312

                                PROXY STATEMENT

Information Concerning the Solicitation
---------------------------------------

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of Terrace Holdings, Inc. (the "Company"), a Delaware corporation, to be held on Tuesday, July 8, 1997. These proxy materials are being mailed to shareholders of record at the close of business on May 15, 1997.

     The solicitation of proxies on the enclosed form of proxy is made on behalf of the Board of Directors of the Company.

     The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers, directors and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to solicit proxies.

Quorum and Voting
-----------------

     Only shareholders of record at the close of business on May 15, 1997, are entitled to vote at the Annual Meeting. On that day, there were 4,306,400 shares of Common Stock issued and outstanding. Each share has one vote. A simple majority of the outstanding shares is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. A simple majority of the shares present in person or by proxy at the Annual Meeting, at which a quorum is present, is required to elect directors. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares held of record by a broker for which a proxy is not given) will not be counted for purposes of determining a quorum, and, accordingly, will not be counted for purposes of determining the vote on any matter considered at the meeting.

     A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted, by notifying the Secretary of the Company in writing. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials, "FOR" the appointment of Moore Stephens, P.C. as the Company's auditors, "FOR" the adoption of the 1997 Stock Option Plan, and "FOR" an amendment to the Certificate of Incorporation to increase the number of the Company's authorized shares of common stock from 10,000,000 to 25,000,000, and to authorize 10,000,000 shares of preferred stock.

Stock Ownership of Directors, Executive Officers and Others
-----------------------------------------------------------

     The following table provides information concerning the beneficial ownership of Common Stock and Warrants to purchase Common Stock of the Company exercisable as of February 17, 1997, at a price of $1.1875 and expiring August 31, 2000, by each director and nominee for director, certain executive officers, and by all directors and officers of the Company as a group as of May 1, 1997. In addition, the table provides information concerning the beneficial owners known to the Company to hold more than five percent of the outstanding common stock of the Company as of May 1, 1997.

                                                        Amount and Nature of
Name of Beneficial Owner                               Beneficial Ownership/(1)/      Percent of Class/(1)(2)/
------------------------                               -------------------------      ------------------------
Milton Namiot                                                  89,262/(3)/                      2.07%

Dr. Samuel H. Lasko                                           758,750/(4)/                     17.62%

Jonathan S. Lasko                                             755,000/(5)/                     17.53%

Richard Power                                               240,820.7/(6)/                      5.59%

Steven Shulman                                              282,820.7/(7)/                      6.57%

Bruce S. Phillips                                              70,000/(8)/                      1.62%

Bernard Rubin, M.D.                                            20,000/(9)/                       .46%

All Directors and Executive Officers as Group
 (6 persons)                                                1,283,320/(10)/                    29.80%/(10)/

--------------------
/(1)/ In each case, with respect to Common Stock the beneficial owner has sole voting and investment power except that shares held by Dr. Samuel H. Lasko are held in joint tenancy with his wife Arlene Lasko and the shares held by Jonathan S. Lasko are held in joint tenancy with his wife Ellen
       J. Lasko. The Warrants to purchase Common Stock have no voting rights.

/(2)/ The calculation of percent of class for each individual is based upon the number of shares of Common Stock outstanding as of May 1, 1997, and common stock purchase warrants.

/(3)/ Includes 69,262 shares of Common Stock and Warrants to purchase 20,000 shares of Common Stock.

/(4)/ Includes 380,000 shares of Common Stock and Warrants to purchase 375,000 shares of. Also includes 3,750 shares held for the benefit of Dr. Lasko's minor child.

/(5)/ Includes 380,000 shares of Common Stock and Warrants to purchase 375,000 shares of Common Stock.

/(6)/ Includes 204,154 shares of Common Stock and Warrants to purchase 31,666.7 shares of Common Stock.

/(7)/ Includes 246,154 shares of Common Stock and Warrants to purchase 36,666.7 shares of Common Stock

/(8)/  Represents Warrants to purchase 70,000 shares of Common Stock.

/(9)/  Represents Warrants to purchase 20,000 shares of Common Stock.

/(10)/ The Amount and Nature of Beneficial Ownership and the calculation of percent of class for the directors and executive officers as a group is based only upon the number of shares of Common Stock outstanding as of May 1, 1997, and does not include the Warrants.

                      Proposal One - Election of Directors
                                     ---------------------

     Seven directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 1998, or until their successors have been elected and qualified. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons appointed in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Information Concerning Nominees
-------------------------------

     The following is information concerning the nominees for election as directors of the Company. Five of such persons are presently directors of the Company. At the meeting of the Company's Board of Directors held February 20, 1997, two of the nominees were appointed directors as a result of its Asset Acquisition Agreement, ("Agreement") consummated on February 17, 1997, whereby the Company acquired all of the assets and related liabilities of DownEast Frozen Desserts, LLC ("DownEast"), a Delaware limited liability company unaffiliated with the Registrant, which manufactures and markets frozen desserts under the name Deering Ice Cream with its principal offices located in Portland, Maine. Under the Agreement, the Company's new wholly-owned subsidiary, Deering Ice Cream, Inc. ("Deering"), acquired such assets and related liabilities to continue the business of manufacturing and marketing frozen desserts. (the "DownEast Transaction").

     At the time of the DownEast Transaction, Samuel H. Lasko and Jonathan S. Lasko (collectively the "Laskos"), each executed an Option Agreement under which the Company granted to the Laskos, or their designees, the option to purchase the businesses, assets or capital stock of The Lasko Family Kosher Tours, Inc., The Lasko Companies, Inc., and A&E Management, Inc., all wholly-owned subsidiaries of the Company. Absent the occurrence of certain events, such as the termination of either of the Laskos employment with the Company, the option cannot be exercised until April 1, 1998, and expires February 17, 2001. Under the option, the purchase price of the subsidiary or subsidiaries to be acquired is the "fair market value" at the time the option is exercised. The fair market value is to be determined by an independent investment banking or other firm of similar expertise in appraising and evaluating such a transaction. This purchase price is also subject to the recommendation and approval of a committee of disinterested directors of the Company appointed for such purpose. If the option is exercised, before any such transaction is consummated, the transaction will be submitted to the Company's shareholders for their approval.

     MILTON NAMIOT age 56, since consummation of the DownEast Transaction, has served as Chief Executive Officer of the Company. From February, 1996, he was
Manager of DownEast.   From 1989 through 1995, he was president and chief
executive officer of Brigham's, Inc., Arlington, Mass, a manufacturer and marketer of "upscale" ice cream and yogurt in the Northeast United States and operator of approximately 50 family style restaurants. From 1986 to 1989, he was an independent consultant to a number of food companies. From 1983 to 1986, Mr. Namiot was a senior vice president, consumer products and business development at Gulf & Western Industries, Inc. Prior thereto, he held a number of executive positions in food and related products companies. Mr. Namiot holds an A. B. in chemistry from Brandeis University, an M.S. in chemistry from Boston University and an M.S. in Management from the Massachusetts Institute of Technology.

     DR. SAMUEL H. LASKO, age 52, has been President, Treasurer and a director of the Company since its inception in October, 1988, and was Chairman of the Board of Directors and Chief Executive Officer, as well, from August, 1995 until February 17, 1997. Dr. Lasko has also been president of A&E Management Corp. since October 27, 1993, and The Lasko Companies, Inc. since May 11, 1995. From 1990 to 1994, Dr. Lasko was also the owner and director of Just for Kids Academy in Fort Lauderdale, Florida, a private child care and school facility. From 1983 to 1985, Dr. Lasko owned and operated Abbott School of Miami Beach, an educational institution specializing in the care and education of Jewish children. From 1985 to 1989, Dr. Lasko served as the Headmaster of the Beth Shalom Academy in Hollywood, Florida, a Jewish elementary day school. Dr. Lasko holds a B.A. from Yeshiva University and received his Ed.D. in 1984 from the University of Maryland. Dr. Lasko is the father of Jonathan S. Lasko, a director, the Secretary, Executive Vice President and the Chief Operating Officer of the Company. He is also the brother-in-law of Bruce S. Phillips, a director of the Company.

     JONATHAN S. LASKO, age 26, has been a director of the Company since September, 1994, and its Executive Vice-President since May, 1993. He has also been the Company's Chief Operating Officer and Secretary since August, 1995.
Mr. Lasko has also been vice-president of A&E Management Corp. since October 27, 1993, and The Lasko Companies, Inc. since May 11, 1995. Mr. Lasko began in the food service industry in 1985, working for a corporate event planning firm, Parties by Neil, in Miami, Florida. Mr. Lasko attended Yeshiva University, New York, New York, in 1988 and 1989, and Bernard Baruch College of City University of New York, New York in 1990 and 1991. From November, 1989 until October, 1991, Mr. Lasko worked part-time for Ram Caterers, a kosher caterer in the New York City metropolitan area, as a manager and salesman. In addition, from January, 1990 until October, 1993, when he became a full-time employee of the Company, Mr. Lasko was a part-time employee of the Company and managed its food and beverage operations for its Passover holiday vacation. Mr. Lasko is the son of Dr. Samuel H. Lasko, a director, the President and Treasurer of the Company, and the nephew of Bruce S. Phillips, a director of the Company.

     BRUCE S. PHILLIPS, age 54, has been a director of the Company since August, 1995. He is a graduate of City College of New York. From April, 1988 until August, 1994, Mr. Phillips was president and director of Frem Corp., a plasticware manufacturer. Since August, 1994, Mr. Phillips has owned PFS Venture Group, a business management and financial consulting firm. Mr. Phillips is the brother-in-law of Dr. Samuel H. Lasko, and the uncle of Jonathan
S. Lasko.

     STEVEN SHULMAN, age 58, has been an active independent investment banker since 1984. He has served as a director of number of public and private companies and is currently a director of Beacon Properties Corporation, a New York Stock Exchange listed corporation. Mr. Shulman holds an M.S. in Industrial Management from the Stevens Institute of Technology, where he currently serves as Vice Chairman of its Board. As a result of the DownEast Transaction described above, Mr. Shulman was appointed a director of the Company and elected the Chairman of the Board of Directors.

     RICHARD POWER, age 48, has been the President of Carlisle Plastics, Inc., a division of Tyco International Ltd., a New York Stock Exchange listed corporation, since January, 1997. He served as a consultant to Tyco from 1995 through 1996, Vice President and Chief Financial officer of Abex Inc. a New York Stock Exchange listed corporation between 1994 and 1995, and was the Managing Director of a private investment company from 1992 through 1994. Mr. Power holds a B.S. and an M.B.A. from Boston College. As a result of the DownEast Transaction described above, Mr. Power was appointed a director of the Company.

     BERNARD RUBIN, M.D., age 49, was a director of the Company from August, 1995, until he voluntarily resigned in February, 1997. For the past approximately 17 years, Dr. Rubin has been a practicing cardiologist in Baltimore, Maryland, where, for the past six years he has been the President of Baltimore Heart Associates, an 18-member cardiology group. Dr. Rubin has served as President of the Medical Staff and is currently Chief of Cardiology and Medical Director of the Critical Care Unit at Northwest Hospital Center in Baltimore. He holds undergraduate degrees from Yeshiva University and a medical degree from New York Medical College, both in New York. Dr. Rubin is a Fellow in the American College of Cardiology.

Significant Employees
---------------------

     JOSEPH DANE, age 50, since consummation of the DownEast Transaction, has served as Controller of the Company. From December, 1996, he was Corporate Controller DownEast. He served as a senior business consultant to American Management Services, Inc. from 1995 through 1996. For 25 years prior thereto, Mr. Dane held several financial and operating positions for General Mills, Inc., and Monet Jewelers, a subsidiary of General Mills. Inc. until 1981. He holds an A.A. in computer science from Illinois Central College and a B.A. from Metropolitan State University in Minneapolis, Minnesota.

Committees of the Board of Directors
------------------------------------

     The Company's Board of Directors has standing Audit and Compensation Committees which were appointed at a meeting of the Board of Directors on February 20, 1997.

     The Audit Committee is composed of Jonathan S. Lasko, Bruce Phillips, and Richard Power. The Audit Committee reviews and makes recommendations to the Company about its financial reporting requirements and acts as a liaison between the Company and its independent auditors. Having only recently been established, the Audit Committee has not yet met during 1997.

     The Compensation Committee is composed of Steven Shulman, Bruce Phillips, and Richard Power. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation of officers and key employees of the Company and administers the Company's Stock Option Plan. Having only recently been established, the Compensation Committee has not yet met during 1997.

     The Board of Directors met three times during 1996. Each director other than Mr. Zimmerman, who attended two meetings, attended all meetings of the Board of Directors.

Executive Compensation
----------------------

     The following table sets forth all compensation paid or distributions made during the fiscal years ended December 31, 1996, 1995 and 1994, by the Company or any of its subsidiaries to the Chief Executive Officer of the Company and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                             Annual Compensation               Long-Term Compensation Awards
                         --------------------------       ---------------------------------------

                                                                         Other
                                                                         Annual        Restricted
Name and Principal         Year ended                                    Compen-         Stock
Position                   December 31     Salary         Bonus          sation         Award(s)        Options
------------------------------------------------------------------------------------------------------------------
Samuel H. Lasko              1994         $13,600/(1)/     $0         $ 274,365/(2)/       $0              --
Chief Executive Officer      1995         $31,403          $0         $ 169,081/(3)/       $0         750,000/(7)/
and President                1996         $95,000          $0         $9,517/(4)(5)/       $0

Jonathan S. Lasko            1994         $21,600          $0         $  40,409/(6)/       $0              --
Vice President               1995         $24,592          $0         $ 169,081/(3)/       $0         750,000/(7)/
and Secretary                1996         $70,000          $0         $   7,255/(4)/       $0

/(1)/  Paid by A&E Management Corp. ("A&E").

/(2)/ Represents "S" corporation distributions in the nature of dividends of $233,957 and $40,409.

/(3)/ Represents combined "S" corporation distributions in the nature of dividends through December 5, 1995, when the Company first offered and sold its securities to the public.

/(4)/  Represents amounts paid for lease of automobile and automobile insurance.

/(5)/ Does not include repayments of loans from A&E Management, Inc., the Lasko Companies, Inc. and the Company.

/(6)/  Represents "S" corporation distributions in the nature of dividends.

/(7)/ At the time of the DownEast Transaction, each of Samuel Lasko and Jonathan Lasko surrendered their respective right to performance options, contained in their respective Employment Agreements and, in lieu thereof, the Company issued to each of Samuel H. Lasko and Jonathan D. Lasko warrants to purchase 375,000 shares of the Company's common stock at $1.1875 per share exercisable immediately and expiring August 31, 2000. See "Employment Contracts."

              Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

     The following table sets forth options exercised by the Company's chief executive officer and the Company's two other most highly compensated executive officers during fiscal 1996, and the number and value of all unexercised options at year end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's stock at fiscal year-end. On that date, none of the Company's executive officers held exercisable options which were "in-the-money".

                                                          Number of
                                                         Securities        Value of
                                                         Underlying       Unexercised
                                                         Unexercised     In-The-Money
                                                        Options/SARs     Options/SARs
                                                        at FY-End (#)    at FY-End ($)

                       Shares Acquired      Value       Exercisable/     Exercisable/
Name                   on Exercise (#)   Realized ($)   Unexercisable    Unexercisable
----                   ---------------   -----------   ---------------   -------------
Milton Namiot /(1)/          ---             ---             ---              ---

Samuel H. Lasko              ---             ---       0/750,000 /(2)/       $0/0

Jonathan S. Lasko            ---             ---       0/750,000 /(2)/       $0/0

---------------------------------------
/(1)/Mr. Namiot was not an officer of the Company in 1996. He was elected an officer on February 17, 1997, following the DownEast Transaction.

/(2)/Represents options (based on performance by the Company) contained in the Laskos' employment agreements. Effective February 17, 1997, each of Messrs. Samuel and Jonathan Lasko voluntarily surrendered their respective right to these options and, in lieu thereof, the Company issued to each of Samuel H. Lasko and Jonathan D. Lasko warrants to purchase 375,000 shares of the Company's common stock at $1.1875 per share exercisable immediately and expiring August 31, 2000. See "Employment Contracts."

Compensation of Directors and Executive Officers
------------------------------------------------

     Directors are elected on an annual basis. All directors of the Company hold office until the next annual meeting of the shareholders or until their successors are elected and qualified. At present, the Company's by-laws provide for not less than one director nor more than seven. Presently there are five directors. The Company's by-laws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

     Directors are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors and commencing in fiscal 1996, non-employee directors were paid $750 for each directors' meeting attended. The Company anticipates that the Board of Directors will meet at least four times a year.

     On February 20, 1997, the Board issued Warrants to purchase 20,000 shares of Common Stock to each of Bruce S. Phillips and Dr. Bernard Rubin in recognition of their past service as directors. See "Stock Ownership of Directors, Executive Officers and Others".

Employment Contracts and Termination of Employment and Change-in-Control
------------------------------------------------------------------------
Arrangements
------------

     The Company has 5-year employment agreements, ending August 31, 2000, with each of Dr. Samuel H. Lasko and Jonathan S. Lasko.

     Under his employment agreement, Dr. Samuel H. Lasko receives an annual base salary of $95,000 for the first two years, $125,000 for the third year, $150,000 for the fourth year and $175,000 for the fifth year of his employment. Under his employment agreement, Jonathan S. Lasko receives an annual base salary of $70,000 for the first two years, $95,000 for the third year, $115,000 for the fourth year and $125,000 for the fifth year of his employment. These agreements are currently in their second year.

     By amendments dated February 17, 1997, to their respective employment agreements, Dr. Lasko and Jonathan Lasko voluntarily surrendered their one-time performance based options under their respective employment agreements to purchase up to an aggregate of 750,000 shares of common stock, and in lieu thereof, the Company issued to each of Samuel Lasko and Jonathan Lasko, warrants to purchase 375,000 shares of its common stock at an exercise price of $1.1875 per share. The employment agreements also entitle the individuals to the use of an automobile and to employee benefit plans, such as group life, health , hospitalization and life insurance. Under each of these employment agreements, employment terminates upon death or total disability of the employee and may be terminated by the Company for "cause," which is defined, among other things, as the willful failure to perform duties, embezzlement, conviction of a felony, or breach of the employee's covenant not to compete or maintain confidential certain information. The Company maintains a $1 million life insurance policy on the life of Jonathan Lasko.

     In connection with the DownEast Transaction, the Company entered into a 3-year employment agreement, effective February 17, 1997, and ending August 31, 2000, with Milton Namiot, whereby Mr. Namiot will serve as the President and Chief Executive Officer of Deering and Chief Executive Officer of the Company. Under his employment agreement, Mr. Namiot receives an annual base salary of $175,000.

                                       Ten-Year Option/SAR Repricings
                                       ------------------------------


                                                                                              Length of
                                        Number of      Market                                  Original
                                       Securities      Price         Exercise                Option Term
                                       Underlying   of Stock at      Price at                 Remaining
                                        Options/      Time of        Time of                      at
                                          SARs      Repricing or   Repricing or      New       Date of
                                       Repriced or   Amendment      Amendment      Exercise  Repricing or
Name                          Date     Amended (#)      ($)            ($)        Price ($)   Amendment
----                          ----     -----------  ------------   ------------   ---------  -----------

                             2/17/97    750,000*      $1.4375         $3.75        $1.1875    3.5 years
Samuel H. Lasko,
President

Jonathan S. Lasko,           2/17/97    750,000*      $1.4375         $3.75        $1.1875    3.5 years
Executive Vice President,
Chief Operating Officer


* At the time of the DownEast Transaction, each of Samuel Lasko and Jonathan Lasko surrendered their respective right to these performance options, contained in their respective Employment agreements and, in lieu thereof, the Company issued to each of Samuel H. Lasko and Jonathan D. Lasko warrants to purchase 375,000 shares of the

Company's common stock at $1.1875 per share exercisable immediately and expiring August 31, 2000. See "Employment Contracts."

                     Proposal Two - Selection of Auditors
                                    ---------------------

     The Board of Directors have selected and approved Moore Stephens, P.C. as the principal independent auditor to audit the financial statements of the Company for 1997, subject to ratification by the shareholders. It is expected that a representative of the firm of Moore Stephens, P.C. will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR "FOR" SUCH RATIFICATION.

                    Proposal Three - 1997 Stock Option Plan
                                     ----------------------

General
-------

     In the opinion of the Board of Directors, the Company and its shareholders will benefit substantially from having certain officers and key employees acquire shares of the Company's Common Stock pursuant to options granted under the Company's 1997 Stock Option Plan. Such options, in the opinion of the Board, will foster greater corporate efficiency, and will create a commonality of purpose between the Company's officers, key employees, and shareholders with respect to the Company's strategies for profitable growth and share-value appreciation. In the opinion of the Board, the Company's ability to provide additional stock options to its officers and other key employees in the future will benefit the Company's long-term financial performance. In addition, the Board believes the interests of the Company would be served if options could be granted to consultants, advisors and other individuals who can contribute to the success of the Company's business. Accordingly, the Board of Directors believed it in the Company's best interest to adopt a new stock option plan, which, if ratified by the shareholders, will authorize the Company to award stock options to its officers and other key employees and permit the Company to offer options pursuant to the Plan to certain consultants and advisors.

The Plan and Participants
-------------------------

     On February 20, 1997, the Board of Directors adopted, subject to shareholder approval, the 1997 Stock Option Plan (the "Plan") which enables the Company to grant options for shares of its Common Stock. The Plan authorizes the grant of options to purchase up to an aggregate of 1,000,000 shares of the Company's Common Stock, to (i) officers and other full-time salaried employees of the Company and its subsidiaries with managerial, professional or supervisory responsibilities, and (ii) consultants and advisors who render bona fide services to the Company and its subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The number of individuals who currently would be eligible to receive options pursuant to the Plan is approximately seven. As used herein with respect to the Plan, references to the Company include subsidiaries of the Company.

     The purposes of the Plan are to enable the Company to attract and retain persons of ability as officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company by providing them with an equity participation in the Company. The full text of the Plan is set forth in Appendix A hereto, and the following description is qualified in its entirety by reference to Appendix A.

     The Plan will be administered by the Compensation Committee, which was appointed by the Company's Board of Directors on February 20, 1997, and consists of three members of the Board of Directors, two of whom are "disinterested" persons within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, the persons to whom options are granted, the number of options granted to each optionee, and the terms and conditions of each option, including its duration.

     The Plan can be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that without approval of the Company's shareholders, no amendment shall be made which (i) increases the maximum number of shares of Common stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan, (iii) materially increases the benefits accruing to optionees under the Plan, (iv) materially modifies the requirements as to eligibility for participation ion the Plan, or (v) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16b-3. Unless previously terminated or extended by the Board of Directors, the Plan will terminate on February 20, 2007.

Option Terms and Grants
-----------------------

     Stock options may be granted to purchase Common Stock under the Plan at not less than the fair market value of the shares as of the date of grant. The maximum number of shares for which options may be issued to an employee of the Company during any calendar year may not exceed 250,000. Other than the limitations set forth above, there is no limitation on the number of stock options which may be granted to any optionee pursuant to the Plan.

     Stock options may be granted for a term of up to ten years.

     The Plan provides that if a stock option or portion thereof expires or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

     Pursuant to the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order payable in United States dollars to the order of the Company, with Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, or a combination thereof.

     Options granted pursuant to the Plan will not be assignable or transferable except by will or the laws of intestate succession. Options acquired pursuant to the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within six months after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within the sixth months after the decedent's death. Options expire immediately in the event an optionee is terminated with or without cause or resigns; provided, however, in the event the Company terminates the employment of an optionee who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during that period. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

     The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to the Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalizations, mergers, and reorganizations. If any portion of an option terminates or lapses without being exercised, the shares which were subject to the unexercised portion will continue to be subject to the Plan, and new options may be granted in respect of such shares in accordance with the terms and conditions of the Plan.

New Plan Benefits
-----------------

  The following table represents the benefits or amounts that will be received by or allocated to each of the following under the Plan being acted upon:

----------------------------------------------------------------------------
                           TERRACE HOLDINGS, INC.
                           1997 STOCK OPTION PLAN
----------------------------------------------------------------------------
Name and Position                    Dollar Value ($)/(1)/  Number of Shares
----------------------------------------------------------------------------
Milton Namiot, CEO                   $   296,875            250,000/(2)/
----------------------------------------------------------------------------
Samuel H. Lasko,                     $148,437.50            125,000/(2)/
 President and Treasurer
----------------------------------------------------------------------------
Jonathan S. Lasko,                   $148,437.50            125,000/(2)/
 Executive Vice President and COO
----------------------------------------------------------------------------
Steven Shulman,                      $   154,375            130,000/(3)/
 Chairman of the Board
----------------------------------------------------------------------------
Bruce S. Phillips, Director          $    23,750             20,000/(4)/
----------------------------------------------------------------------------
Richard Power, Director              $    23,750             20,000/(4)/
----------------------------------------------------------------------------
Joseph Dane,                         $ 29,687.50             25,000/(2)/
Corporate Controller
----------------------------------------------------------------------------
Other Employees (3 persons)          $    71,250             60,000/(2)/
----------------------------------------------------------------------------
Executive Group (3 persons)          $   593,750            500,000
----------------------------------------------------------------------------
Non-Executive Director Group         $   201,875            170,000
(3 persons)
----------------------------------------------------------------------------
Non-Executive Employee Group         $100,937.50             85,000
----------------------------------------------------------------------------

/(1)/ Based on an exercise price of $1.1875, which was the market price at the time these options were recommended by the Compensation Committee and approved by the Board of Directors, subject to shareholder approval at the Company's Annual Meeting.

/(2)/ These options granted to the Company's employee directors and significant employees vest over three years from the date they were approved, February 20, 1997.

/(3)/ Of Mr. Shulman's 130,000 options, 100,000 were granted to him in his capacity as a director of the Company and vest over three years from February 20, 1997. The remaining 30,000 options were granted to him in his capacity as the Chairman of the Board of Directors and vest immediately.

/(4)/ These options granted to the Company's non-employee directors vest immediately.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN.

    Proposal Four - Increase of Number of Authorized Shares of Common Stock
                    -------------------------------------------------------

     The Company's Board of Directors has authorized amendment of the Company's Certificate of Incorporation, the form and substance of which is described below, (the "Amendment") that would increase the Company's authorized common stock to 25,000,000 shares of common stock, par value $.001 per share, (Common Stock), and would authorize 10,000,000 shares of preferred stock, $.001 par value ("Preferred Stock"). Currently, The Company's current authorized Common Stock consists of 10,000,000 shares of Common Stock, par value $.001 per share. On May 1, 1997, 4,306,400 shares of Common Stock were outstanding.

     The purpose of the additional Common Stock and new Preferred Stock is to afford the Board of Directors greater flexibility to issue such stock, (I) upon exercise of options issued pursuant to the terms of the 1997 Stock Option Plan described above, (ii) for possible future financing and acquisition transactions, (iii) for Common Stock dividends or splits, or (iv) any other proper corporate purposes.

     The additional 15,000,000 shares of Common Stock, authorized by the Amendment would become part of the existing class of Common Stock possessing, if and when issued, the same rights and privileges as the current shares of outstanding Common Stock.

     The 10,000,000 shares of Preferred Stock, $.001 par value, may be issued in one or more series at such time or times and for such consideration as shall be authorized from time to time by the Board of Directors. The Board of Directors will be authorized to fix the designation of each series of Preferred Stock and the relative rights, preferences, limitations, qualifications, powers or restrictions thereof, including the number of shares comprising each series, the dividend rates, redemption rights, rights upon voluntary or involuntary liquidation, provisions with respect to a retirement or sinking fund, conversion rights, voting rights, if any, preemptive rights, other preferences, qualifications, limitations, restrictions and the special or relative rights of each series not inconsistent with the provisions of the Certificate of Incorporation.

     The proposed amendment would amend the Company's Certificate of Incorporation to read as follows:

          "FOURTH:   That Article FOURTH of the Company's Certificate of
Incorporation be deleted in its entirety and substituted by the following:

          FOURTH:   The total number of shares which the Company is authorized to issue is 35,000,000 shares which are to be divided into two classes as follows:

          25,000,000 shares of Common Stock, par value $.001 per share; and

          10,000,000, shares of Preferred Stock, par value $.001 per share.

          The Preferred Stock may be issued from time to time with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors pursuant to the authority in this paragraph given."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK AND ESTABLISH PREFERRED STOCK.

              Shareholder Proposals for the 1998 Proxy Statement
              --------------------------------------------------

     Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting of Stockholders, which is tentatively scheduled to be held in May, 1998, should be addressed to the Secretary, Terrace Holdings, Inc., 2699 Stirling Road, Suite C-405, Fort Lauderdale, Florida 33312, and must be received as such address no later than January 1, 1998. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

                 Other Matters to Be Acted Upon at the Meeting
                 ---------------------------------------------

     The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.


                                    BY ORDER OF THE BOARD OF DIRECTORS

Dated:  _________________, 1997     _________________________________________
                                          Jonathan S. Lasko, Secretary

                                 APPENDIX   A

                            TERRACE HOLDINGS, INC.

                            1997 STOCK OPTION PLAN


1.   PURPOSE OF THE PLAN

     The purpose of the Terrace Holdings, Inc. 1997 Stock Option Plan (the "Plan") is to enable Terrace Holdings, Inc. (the "Company") and its subsidiaries to attract and retain the services of directors, officers and other key employees with managerial, professional or supervisory responsibilities and to motivate such persons to use their best efforts on behalf of the Company.

2.   GENERAL PROVISIONS

     2.1  Definitions

     As used in the Plan:

     (a)  "Board of Directors" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

     (c) "Committee" means the Compensation Committee appointed by the Board of Directors from time to time.

     (d)  "Common Stock" means the Company's Common Stock, $.001 par value.

     (e) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock in the NASDAQ SmallCap Market on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

     (f) "Participant" means a person to whom a Stock Option has been granted under the Plan.

     (g) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

     (h)  "Stock Option" means an option granted under the Plan.

     (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2  Administration of the Plan

     (a) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provision of the Plans; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

     (b) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

     2.3  Effective Date

     The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

     2.4  Duration

     If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

     2.5  Shares Subject to the Plan

     The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 1,000,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

     2.6  Amendments

     The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, provided, however, that, without the approval of the Company's shareholders, no amendment shall be made which:

     (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

     (b)  Extends the term of the Plan; or

     (c) Otherwise materially increases the benefits accruing to Participants under the Plan; or

     (d) Materially modifies the requirements as to eligibility for participation in the Plan; or

     (e) Will cause Stock Options granted under the Plan to fail to meet the requirements of Rule 16b-3.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

     2.7  Participants and Grants

     Stock Options may be granted by the Committee to (i) officers and other full-time salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such director, officer or employee has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5 and 3.9) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Stock Options as between Participants and may grant Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.   STOCK OPTIONS

     3.1  General

     All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine.

     3.2  Price

     Subject to the provisions of Section 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

     3.3  Period

     The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten
(10) years from the date of grant thereof.

     3.4  Exercise

     Subject to Section 4.4, Stock Options may be exercisable at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment

     The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by
Section 4.3, may be paid:

     (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

     (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

     (c)  By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Termination of Employment or Other Relationship

     (a) In the case of Stock Options granted to an Employee of the Company, then in the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

     (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each

          Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of six months after termination but only to the extent the Option is otherwise exercisable during that period. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

     (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of six (6) months after such Participant's death but only to the extent the Option is otherwise exercisable during that period.

     (d) In the case of a Participant who is an employee of the Company, if a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

     (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement, written or oral, with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have results in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the continuation of proposed continuation of the business or any trade secrets of the Company of any of its Subsidiaries obtained as a result of or in connection with such employment.

     3.7  Effect of Leaves of Absence

          It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

     3.8  Limitation on Number of Options Granted to Employees

     The maximum number of shares for which options may be granted to an employee of the Company during any calendar year shall not exceed 250,000.

4.   MISCELLANEOUS PROVISIONS

     4.1  Adjustments Upon Changes in Capitalization

     In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

     4.2  Non-Transferability

     No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

     4.3  Withholding

     The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4  Compliance with Law and Approval of Regulatory Bodies

     No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the NASDAQ SmallCap Market and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5  No Right to Employment

     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

     4.6  Exclusion from Pension Computations

     By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     4.7  Abandonment of Options

     A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

     4.8  Severability

     If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

     4.9  Interpretation of the Plan

     Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     4.10 Use of Proceeds

     Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

     4.11 Construction of Plan

     The place of administration of the Plan shall be in the State of Florida, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Florida.

                                REVOCABLE PROXY
                                ---------------
                            TERRACE HOLDINGS, INC.



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints(s) Milton Namiot and Samuel H. Lasko, or either of them, with full power of substitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the annual meeting of shareholders of Terrace Holdings, Inc. (the "Company") to be held on Tuesday, July 8, 1997, at ____________________, at 10:00 a.m., Eastern Daylight Savings Time, and any and all adjournments and postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows on the reverse side.

          This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ON THE REVERSE SIDE. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                  (Continued and to be signed on other side)




                             FOLD AND DETACH HERE



                        Terrace Holdings, Inc.
                        Annual Meeting of Shareholders

                           July 8, 1997, 10:00 a.m.

1. Election of Directors: The election of the following nominees to the Board of Directors unless otherwise indicated:

       FOR            WITHHOLD       Milton Namiot          Richard Power
   all nominees       AUTHORITY      Dr. Samuel H. Lasko    Bruce S. Phillips
      listed      for all nominees   Jonathan S. Lasko      Bernard Rubin, M.D.
                                     Steven Shulman

       [_]              [_]      IN THE EVENT THE UNDERSIGNED WISHES TO WITHHOLD
                                 AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE OR
                                 NOMINEES LISTED ABOVE, PLEASE SO INDICATE BY
                                 CLEARLY AND NEATLY LINING THROUGH OR STRIKING
                                 OUT THE NAME OF ANY SUCH NOMINEE OR NOMINEES.

2. To ratify the appointment of Moore Stephens, P.C. as independent auditors of the Company for the year ending December 31, 1997;

                                               FOR ___  AGAINST ___  ABSTAIN ___

3. To ratify the adoption of the 1997 Stock Option Plan of the Company;

                                               FOR ___  AGAINST ___  ABSTAIN ___

4. To amend the Certificate of Incorporation to increase the Company's authorized shares of common stock to 25,000,000, par value $.0001 per share, and to authorize the creation of 10,000,000 shares of preferred stock;

                                               FOR ___  AGAINST ___  ABSTAIN ___

5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

                                       Please Complete, sign and mail this proxy promptly in the enclosed envelope. No postage is required for mailing in United States.

                                       Dated:_____________________________, 1997

            No. of Shares __________   _________________________________________
                                                     Signature

                                       _________________________________________
                                                     Signature

                                       IMPORTANT: Please date this proxy and
                                       sign exactly as your name appears on this proxy. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           . FOLD AND DETACH HERE .

                               Admission Ticket

                                ANNUAL MEETING
                                      OF
                            Terrace Holdings, Inc.

                             Tuesday, July 8, 1997
                                  10:00 a.m.

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